UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  JULY  5,  2006

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
   (State or other jurisdiction of incorporation) (Commission File Number) (IRS
                          Employer Identification No.)

                 3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     As of July 5, 2006, Clinton J. Coleman will assume responsibilities as Interim Chief Financial Officer until Pizza Inn's current search for a permanent Chief Financial Officer is completed. Mr. Coleman is Vice President of Newcastle Capital Management, LP, the general partner of Newcastle Partners, LP, which owns approximately 39% of the common stock of Pizza Inn, Inc.

     Kevin A. Kleiner, Pizza Inn, Inc.'s Controller, submitted his resignation effective as of July 7, 2006. Mr. Kleiner has served as Pizza Inn's Acting Principal Accounting Officer since the company's Chief Financial Officer resigned in December 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Pizza  Inn,  Inc.

Date:  July  6,  2006               By:/s/ Timothy P. Taft
                              Timothy  P.  Taft,  President  and  CEO